EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, RONALD T. LINARES, certify that:

1. I have reviewed this annual report on Form 10-KSB of OmniComm Systems, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances made, not misleading with respect to the period covered by this annual report;

By:	/s/ Ronald T. Linares
Ronald T. Linares
Chief Accounting and Financial Officer

May 15, 2008